REKOR®

INTELLIGENCE DRIVEN INNOVATION

Investor Day

September 14, 2021

Company Disclosure Statement

This presentation includes statements concerning Rekor Systems, Inc. and its future expectations, plans and prospects that constitute "forward- looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," by the negative of these terms or by other similar expressions.

You are cautioned that such statements are subject to many risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual circumstances, events or results may differ materially from those projected in the forward-looking statements, particularly as a result of various risks and other factors identified in our filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events, or otherwise.

All trademarks, service marks, and trade names of Rekor Systems, Inc., and/or its subsidiaries and affiliates (collectively, "Rekor"), used herein are trademarks, service marks, or registered trademarks of Rekor. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners.

Use of Projections

This presentation contains projected financial information with respect to Rekor and Waycare. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Rekor's independent auditor has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.

Financial Information

The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in future filings made by Rekor with the SEC.

Our mission

Drive the world to be safer, smarter, and more efficient.



Our next generation operating system built for intelligent infrastructure


Public Safety & Contactless Compliance
Traffic & Infrastructure Analytics
Cross-Agency Incident Management
Sustainability & Green Initiatives
REKOR ONE
INTELLIGENCE PLATFORM
On-Demand Traffic View
Various Commercial Use Cases

Intelligent Infrastructure is created through advanced data fusion and artificial intelligence transforming data into actionable insights

- Global total addressable market is expected to grow to $148 billion by 2026 [1]
- Emerging sector with strong tailwinds in need of technological disruption from a newcomer
- Real-time solutions drive improved traffic flow, safety, sustainability and economic development
- Disruptive technology can capture a large share of a large and growing industry

Notes: (1) August 2021 KPMG Market Research Report

Today's speakers and agenda

1


REKOR

Intro and Company Overview

Presented by:
Robert A. Berman
President, CEO, Director

2



Current Industry Landscape

Presented by:
Noam Maital
Founder, Waycare

3



Product & Technology

Presented by:
Matt Hill
Chief Science Officer &
Ayala Rosenbaum
Head of Product Management

4



Go-to-Market Strategy

Presented by:
Mike Dunbar
Chief Revenue Officer

5



Growth Strategy and Financials

Presented by:
Eyal Hen
Chief Financial Officer

REKOR INVESTOR DAY

Current industry landscape



Legacy infrastructure

- Building more and more roads was the primary objective
- Used old, manual methods to plan and build
- Not built to withstand elements and last over 60 years

Current infrastructure requires data that has proliferated far beyond traditional ITS devices

Traditional

Typically solely reliant on physical ITS infrastructure



Today

Physical and virtual data transmitted through connected vehicles and apps



Driving disruption in a burgeoning market

The intelligent infrastructure industry is at the epicenter of converging forces driving disruption in the market.



Aging Legacy Infrastructure
Rising Costs of Congestion
Transportation Agencies Moving to the Cloud
Focus on GHG Emissions
Increased Infrastructure Funding

Intelligent infrastructure industry is large and growing


16.8% CAGR
$68.0 B
$79.9 B
$92.9 B
$108.3 B
$126.5 B
$148.1 B
2021
2022
2023
2024
2025
2026

Global Total Addressable Market Size (USD Billions)

Source: August 2021 KPMG Market Research Report



Current processes in the transportation space are archaic and broken

CCTV Monitoring (Manual)

Antiquated Radar

Traffic Signal System



Vehicle Count Sensors

Public Outreach

Growth is driven by challenging the status quo to accelerate Intelligent Infrastructure



Purpose built systems

(best-in-class hardware and innovative software combine to deliver high performance and accuracy)



Streamlined data intake

(systems automatically capture, process, and send data to the cloud for advanced intelligence)



Automated analytics

(cloud-based dashboard updates in real-time for viewing of traffic details, anywhere at anytime)

Increasing volume of data and need for actionable solutions


6 GB
per day infrastructure data
46X
276 GB
per day for connected vehicle and 3rd party data
Industry Gap
Actionable solutions

Source: Estimates from client databases

Safety and efficiency impact by the numbers

9.71%
Decrease in GHG emissions within the spatiotemporal region affected by incident

18%
Reduction in primary crashes on monitored roads.

21%
Increase in incidents identified

43%
Of speeding drivers reduced their speed to adhere to speed limit after Strategic Traffic Management Site

41,547
Previously uninsured vehicles registering into OK UVED program since January '21

9
Minute reduction in incident identification time.

Sources: Statistics based on research reports published by Waycare and customer provided information

REKOR INVESTOR DAY

Product and technology

Differentiated technology: Setting a new standard in real-time intelligence

Rekor's innovative and differentiated technology combines to create a complete, disruptive intelligent infrastructure operating system.

	REKOR	LEGACY INDUSTRY SOLUTIONS
Hybrid cloud & edge processing	From inception	Mainly on-premise
Systems agnostic	From inception	Hardware/software dependencies
Multi-agency support	Dedicated module for field users	Limited functionality
AI-driven insights	From inception	Systems are mainly rule-based, inflexible
Third-party partners	Wide range of data partnerships	Almost exclusively reliant on infrastructure data
Open architecture	From inception	Rarely

Source: Rekor Management

Transforming unstructured data into value-added insights and predictive solutions



Advanced Data Collection
Traffic Incidents
Traffic Detectors
Connected Vehicles
Weather
Construction
Navigation Apps
Intelligent Data Processing
Innovative Solutions
Incident Identification
Traffic Disruption
Crash Prediction
Hazard Detection
Notifications to other agencies, etc.

Data collection and aggregation: Proprietary optical sensors with edge processing

Deploying Rekor's unique algorithms on proprietary optical sensors allows for the detection of a variety of conditions, collecting of additional data, and providing of greater insights.



Data collection and aggregation:
Leveraging existing infrastructure and third-parties

Existing infrastructure

- In-road Sensors
- CAD Systems
- DMS Signs
- CCTV
- Controllers
- ATMS

Third-party data types

- Connected Vehicles
- Construction Zones
- Weather
- Probe Data
- Fleet Telematics
- Event Attendance

Broad and growing third-party data network

Rekor's broad data partner network allows it to aggregate data from various sources to build a more complete picture of the road.

VOLVO	waze	aws	otonomo	MOTOROLA
here	GEOTAB management by measurement	wejo	INRIX	mojio
ticketmaster	GRANICUS	nexar	tomorrow.io	ECONOLITE

Proprietary AI and machine learning algorithms are applied to benefit many facets of our technology


AI
Visual Recognition
Incident Detection
Predictive Analytics

REKOR ONE™
INTELLIGENCE PLATFORM

Single intelligence platform serving multiple missions

Real-Time Traffic & Safety Management

Real-Time Roadway Analytics

- On-Demand Traffic View
- Cross-Agency Incident Management
- Public Safety & Contactless Compliance
- Traffic & Infrastructure Analytics
- Sustainability & Green Initiatives
- Various Commercial Use Cases

REKOR INVESTOR DAY

Go-to-market strategy

Expanding our geographic footprint across multiple markets and regions


NORTH AMERICA
SOUTH AMERICA
EUROPE
ASIA / OCEANIA

Sources: Geographies based on pilot programs, contracts, and customer hardware deployments of 10+ sensors

Land and Expand: Growth Strategy

Rekor's ability to expand its geographic footprint through pilot and proof of concept programs creates long term value given the stickiness of the platform and strong customer conversion

Expand geographic footprint through pilot programs and proof of concepts at little to no cost

Multi-year contract extension with the potential to add additional services

Continued upselling of services over the lifetime of contract creates additional value and customer satisfaction

Become trusted partners by displaying continued thought leadership and product innovation

Excellent **customer retention**

Platform stickiness has allowed Rekor to successfully transition proof of concepts ("POC") and pilots into long-term contracts with virtually zero churn.

Expansion into new markets through pilot programs creates long term opportunities for revenue growth.

Customer Conversion

	Pilot / POC	Contract	Expansion	Trusted Partner
NEVADA DOT	✓	✓	✓	✓
RTC	✓	✓	✓	✓
Pinellas County	✓	✓	✓	✓
AVALON	✓	✓	✓	✓
COTA	✓	✓	✓	✓
[illegible]	✓	✓	✓	✓
UVED	✓	✓	✓	✓
MoDOT	✓	✓	✓	
MT. JULIET Tennessee	✓	✓	✓	
FDOT	✓	✓		
Tampa	✓	✓		
DOTD	✓			
UDOT	✓			
Metropolitan Transportation Commission	✓			
NETIVEI ISRAEL	✓			

Land & Expand: Incident Management Module

26X TCV GROWTH IN **FLORIDA** OVER 3 YEARS

H1 2018
- **$50K** — 6 Months Pilot Program
- **$30K** — 6 Months Pilot Program

H2 2018
- **$50K** — New agency adds pilot
- **$780K** — Contract Expansion

H1 2019
- **+$240K** — Converted pilot to 2 years contract
- **+$350K** — Add-on to Contract

H2 2019
- **+$500K** — Expansion to contract
- **+$646K** — Expansion to Northern Nevada

H1 2021
- **+$500K** — Awarded 5 year contract through RFP
- **+$5.3M** — Infra Grant Integrated Corridor

161X TCV GROWTH IN **NEVADA** OVER 3 YEARS

Source: Rekor Management

Land & Expand:
Public Safety Module

MT. JULIET
Tennessee

30-Day Pilot Program

60-Day Pilot Program

+$490K
Multi-Year Contract

+$550K
Multi-Year Contract

Expansion of Services

Multi-Year Expansion

Confidential Federal Contract

Source: Rekor Management

Industries of interest

	Size / # of Customers	Interest in Product
Departments of Transportation (DOTs)	◐	●
City/County/State Governments	◕	◕
Transit Agencies	◐	◕
Tolling / Roadway Investors & Operators	◐	◕
Commercial RE and Retail	●	◐

Primary industries

- Car OEMs & EV Charging Companies
- Out of Home Marketers
- Utilities
- Logistics & Operations
- Engineering Firms & Regional Planning Orgs
- Various Commercial Use Cases

Additional industries

Source: August 2021 KPMG Market Research Report

REKOR INVESTOR DAY

Growth strategy and financials

Target financial performance

Global Total Addressable Market Size (USD Billions) (1)


$68.0 B
$79.9 B
$92.9 B
$108.3 B
$126.5 B
$148.1 B
2021
2022
2023
2024
2025
2026

Long Term Financial Targets (2)

$740 Million

2026 Rekor Revenue

70% - 80%

2026 Rekor Gross Margin

Notes: (1) August 2021 KPMG Market Research Report (2) Rekor Management Estimates

Benefits of a strengthening business model



Predictable, Recurring Revenue Stream



Greater Customer Flexibility



Customer Service Focused

Key performance indicators

- Number of Markets
- Total Performance Obligation
- Total Contract Value
- Recurring Revenue

Why Rekor? Why now?

1. Strong Industry Tailwinds with Large and Growing TAM
2. Industry Defining Operating System for Intelligent Infrastructure
3. Differentiated Technology with Broad Data Partner Network
4. Expanding Geographic Footprint Ready to Scale
5. High Customer Retention Rate with Significant Upsell Potential

REKOR®

NASDAQ: REKR

Learn more at our new website:

REKOR.AI